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                                                                   Exhibit 24(c)


                                POWER OF ATTORNEY
                                -----------------


     The undersigned Directors and officers of The Gorman-Rupp Company (the "Company") hereby appoint James C. Gorman, Jeffrey S. Gorman, Robert E. Kirkendall and Anthony R. Moore, and each of them, as attorneys for the undersigned and for each of them, with full power of substitution and resubstitution, for and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, one or more Registration Statements on Form S-8 (or such other form as counsel to the Company may advise as appropriate) for the purpose of registering participations in the Company's Individual Profit Sharing Retirement Plan and the Common Shares of the Company underlying such participations, and any and all supplements, amendments (including post-effective amendments), exhibits and consents to any such Registration Statements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Registration Statements or the securities covered thereby, and to take any and all other action that any of them may deem necessary or advisable in order to effect the registration, qualification or exemption of part or all of the participations in the Company's Individual Profit Sharing Retirement Plan, and the Common Shares of the Company underlying such participations, to be offered under the securities or Blue Sky laws of any jurisdiction of the United States of America or Canada, with full power and authority to do and perform any and all acts whatsoever necessary or advisable.



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                                                                            2


                     Executed this 18th day of April, 1996.

/s/JAMES C. GORMAN                 Chairman, Principal Executive
- -------------------------            Officer and Director
James C. Gorman


/s/KENNETH E. DUDLEY               Treasurer and Principal
- -------------------------            Financial and Accounting
Kenneth E. Dudley                    Officer



/s/WILLIAM A. CALHOUN              Director
- -------------------------
William A. Calhoun


/s/PETER B. LAKE, PH.D.            Director
- -------------------------
Peter B. Lake, Ph.D.


/s/BURTON PRESTON                  Director
- -------------------------
Burton Preston


/s/JOHN A. WALTER                  Director
- -------------------------
John A. Walter


/s/JEFFREY S. GORMAN               Director
- -------------------------
Jeffrey S. Gorman


/s/JAMES R. WATSON                 Director
- -------------------------
James R. Watson


/s/THOMAS E. HOAGLIN               Director
- -------------------------
Thomas E. Hoaglin